Fourth Quarter 2022 Webcast Presentation February 14, 2023 NYSE: WCC

2 All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between Wesco and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company's plans, objectives, expectations and intentions, statements that address the combined company's expected future business and financial performance, and other statements identified by words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," "will" and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, or the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the transaction or it may take longer than expected to achieve those synergies or benefits, the risk that the leverage of the company may be higher than anticipated, the impact of natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks, such as the ongoing COVID-19 pandemic, supply chain disruptions, and the impact of Russia’s invasion of Ukraine, including the impact of sanctions or other actions taken by the U.S. or other countries, the increased risk of cyber incidents and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, which may have a material adverse effect on the combined company's business, results of operations and financial condition, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the combined company’s control. Additional factors that could cause results to differ materially from those described above can be found in Wesco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Wesco's other reports filed with the U.S. Securities and Exchange Commission (the "SEC"). Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"), this presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted selling, general and administrative (“SG&A”) expenses, adjusted income from operations, adjusted operating margin, adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to Wesco International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of our financial condition and results of operations on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as merger-related and integration costs, and the related income tax effect of such items, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non- GAAP financial measures for any purpose other than the reasons stated above. Forward-Looking Statements

3 Exceptional Fourth Quarter Closes Out Record 2022 Delivered an encore in 2022… 2023 expected to be another transformational year See appendix for non-GAAP reconciliations. • Exceptional growth in the fourth quarter driven by secular demand trends, continued share gains, and the start of supply chain pressures easing − Record sales, above expectations, with all three SBUs delivering double-digit sales and profit growth − Record quarterly free cash flow, with reduction in net debt and working capital • Delivered stellar encore performance for the full year 2022 − Record sales, margin, profitability and backlog − Reduced leverage to 2.9x, an improvement of 1.0x since 2021 year-end, and 2.8x since Anixter acquisition • Tracking well to achieve long-term 10%+ EBITDA margin objective following record full year gross margin and EBITDA margin in 2022 • 2023 expected to be another transformational year with additional advances in digital capabilities, strong topline growth, continued margin expansion and record free cash flow to support our capital allocation priorities

4 Substantial Value Creation Since Merger Close $ millions $17,205 $21,420 FY 2019 FY 2022 +25% Sales Record $903 $1,726 FY 2019 FY 2022 +91% Adjusted EBITDA Record 5.2% 8.1% FY 2019 FY 2022 +290 bps Adjusted EBITDA Margin Record 5.7x 2.9x Q2 2020 Q4 2022 Leverage 19.5% 21.8% FY 2019 FY 2022 +230 bps Gross Margin Record Results highlight the strength of the Wesco + Anixter combination 2.8x (Pro Forma)1 (Pro Forma)1 (Pro Forma)1 (Pro Forma)1 1 2019 figures are as-reported on Form 8-K dated November 4, 2020, and include sales and adjusted EBITDA derived from the legacy Wesco data communications and utility business in Canada that were divested in the first quarter of 2021. See appendix for non-GAAP definitions and reconciliations. Since Anixter acquisition closing

$383 $415 $903 $855 $1,176 $1,726 $1,900 2017 2018 2019 2020 2021 2022 2023… Target 5 • Leading Scale • Secular Trends • Cross Sell • Share Gains • Margin Improvement • Cost Synergies • Lean Practices • Agile Development • Digital Transformation • M&A Transformational Combination of Wesco + Anixter Wesco + Anixter Generating the value of the combined enterprise Wesco + Anixter (Pro Forma) Future Wesco Wesco Stand-Alone Adjusted EBITDA1 ($M) and Adjusted EBITDA % 5.1% 5.2% 5.3% 6.5% 10%+ 8.3% 5.0% Delivering superior financial results 2023 Outlook Midpoint Objective ~24% Adjusted EBITDA CAGR 2019 – 2022 1 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. See Appendix for non-GAAP reconciliations. 2019 2020 2 8.1%

Wesco + Rahi: Data Center Solution Experts

20%+ CAGR

Total Data Center Volume
2021 – 2026*



Wesco + Rahi

Rahi

- FY 2022 $480M sales[1]
- 20%+ growth expected in 2023
- 900+ employees
- 25 countries

Complementary Portfolio

- Global scale
- Expanded cross-sell
- Services focused

Customer Value

- Total cost reduction
- Sustainability / ESG
- Global network of preferred integrators and contractors


Electrical Infrastructure
Network Infrastructure
Security
Pro A/V
Power Substations and Grid Services
Services & IT Networking
wesco

Solutions for every phase of deployment

wesco

*Sources: Barclays Capital, MarketsandMarkets, McKinsey, Company estimates

[1] Acquired on November 1, 2022, reported results include $111.5M in Nov-Dec 2022

6

7 Upsized Cash Generation Capability Funds Strategic Objectives and Increased Returns 1 ~$1.50 annualized cash dividend rate; subject to Board approval in early 2023 Invest for Above Market Growth. Organic growth opportunities M&A to further accelerate growth $1 billion share repurchase authorization Initiate common stock dividend in 2023 of ~$1.50 per share1 Increase Return of Capital to Shareholders WCC Share Price Capital allocation a catalyst for continued above market growth in 2023 $0 $50 $100 $150 $200 June 2020 Anixter Transaction February 7, 2023 310% Total Shareholder Return

8 Fourth Quarter Results Overview Exceptional financial results driven by strong sales growth, margin expansion and operating leverage Q4 2022 Q4 2021 YOY Sales $5,558 $4,852 +14%1 Gross Profit $1,218 $1,008 +21% Gross Margin 21.9% 20.8% +110 bps Adjusted EBITDA $451 $320 +41% EBITDA Margin 8.1% 6.6% +150 bps Adjusted Diluted EPS $4.13 $3.17 +30% $ millions, except per share amounts • Fourth quarter record gross profit, gross margin, adjusted EBITDA, adjusted EBITDA margin and adjusted EPS • Acquisition of Rahi Systems was accretive to EPS in Q4 1 Sales growth shown on an organic basis. 2 Preliminary reported January sales are not adjusted for differences in foreign exchange rates and include approximately 3% sales growth due to the Rahi Systems acquisition. See appendix for non-GAAP definitions and reconciliations. • Record quarterly sales • Organic sales +14% YOY with double-digit growth in all SBUs • Backlog up 44% YOY, down 1% sequentially • Preliminary reported January sales up 17%2 YOY

9 Q4 2021 Adjusted EBITDA Sales and M&A Gross Margin Improvement Cost Synergies Volume-related Costs & Variable Compensation Digital/IT & Other Q4 2022 Adjusted EBITDA Fourth Quarter Sales and Adjusted EBITDA Bridges $320 $451 6.7% of sales 8.1% of sales $ millions 1 Sales growth attribution based on company estimates. See appendix for non-GAAP definitions and reconciliations. Q4 2021 Sales Market Growth (Including Price) Share Gain/ Cross Sell FX M&A Q4 2022 Sales Net Sales1 Adjusted EBITDA 6.6% of sales +41% +150 bps $4,852 $5,558 +14% organic

10 FY 2022 Results Overview Exceptional financial results driven by strong sales growth, margin expansion and operating leverage FY 2022 FY 2021 YOY Sales $21,420 $18,218 +18%1 Gross Profit $4,661 $3,792 +23% Gross Margin 21.8% 20.8% +100 bps Adjusted EBITDA $1,726 $1,176 +47% EBITDA Margin 8.1% 6.5% +160 bps Adjusted Diluted EPS $16.42 $9.98 +65% $ millions, except per share amounts • All-time record gross profit, gross margin, adjusted EBITDA, adjusted EBITDA margin and adjusted EPS 1 Sales growth shown on an organic basis. See appendix for non-GAAP definitions and reconciliations. • Record annual sales • Organic sales +18% YOY with double-digit growth in all SBUs • Generated $850+ million in additional cross-sell synergies • Realized $270 million of cumulative cost synergies • Leverage down a full turn and well within targeted range

11 FY 2021 Adjusted EBITDA Sales and M&A Gross Margin Improvement Cost Synergies Volume-related Costs & Variable Compensation Digital/IT & Other FY 2022 Adjusted EBITDA FY 2022 Sales and Adjusted EBITDA Bridges $1,176 $1,7266.7% of sales 8.1% of sales $ millions 1 Sales growth attribution based on company estimates. See appendix for non-GAAP definitions and reconciliations. FY 2021 Sales Market Growth (Including Price) Share Gain/ Cross Sell FX M&A FY 2022 Sales Net Sales1 Adjusted EBITDA 6.5% of sales +47% +160 bps $18,218 $21,240 +18% organic

Electrical & Electronic Solutions (EES)

Fourth Quarter Drivers

- Record fourth quarter with sales growth in all operating groups
  - Non-residential construction demand remained strong driven by investments in electrification and renewables
  - Strong industrial and OEM momentum continued driven by strength in automation, petrochem, and metals and mining
- Adjusted EBITDA growth and margin expansion driven by sales growth, synergy capture, cost controls and execution of margin improvement initiatives

$ millions

	Q4 2022	Q4 2021	YOY
Sales	**$2,168**	**$1,995**	**+11%**[1]
Adjusted EBITDA	**$198**	**$151**	**+31%**
% of sales	9.1%	7.5%	+160 bps

	FY 2022	FY 2021	YOY
Sales	**$8,823**	**$7,621**	**+17%**[1]
Adjusted EBITDA	**$851**	**$604**	**+41%**
% of sales	9.6%	7.9%	+170 bps

Growth due to enhanced value proposition, electrification trend, and complete electrical solutions offering wesco

[1] Sales growth shown on an organic basis.
See appendix for non-GAAP definitions and reconciliations.

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Communications & Security Solutions (CSS) Global position, leading value proposition and accelerating secular trends drive strong outlook over the long term 13 $ millions Q4 2022 Q4 2021 YOY Sales $1,763 $1,515 +12%1 Adjusted EBITDA $170 $125 +35% % of sales 9.6% 8.3% +130 bps 1 Sales growth shown on an organic basis. See appendix for non-GAAP definitions and reconciliations. Fourth Quarter Drivers • Record quarter with sales growth in key end markets and geographies – Network infrastructure growth continued to be led by global hyper- scale data centers – Security growth driven by new applications due to convergence of technologies (IoT) in addition to robust demand for complex global deployments – Continued strong demand from multinational customers for professional A/V projects and in-building wireless applications • Adjusted EBITDA growth and margin expansion driven by sales growth, synergy capture, cost controls and execution of margin improvement initiatives FY 2022 FY 2021 YOY Sales $6,401 $5,715 +12%1 Adjusted EBITDA $599 $481 +25% % of sales 9.4% 8.4% +100 bps

Fourth Quarter Drivers • Record quarter with sales growth in all operating groups – Broad-based growth in utility driven by investments in electrification, green energy, and grid modernization – Broadband communications growth driven by connectivity demand and rural broadband expansion – Integrated supply growth driven by new agreements and scope expansion with existing customers • Adjusted EBITDA growth and margin expansion driven by sales growth, synergy capture, cost controls and execution of margin improvement initiatives Utility & Broadband Solutions (UBS) Leadership position and complete solutions offering continue to drive exceptional sales and profit growth 14 $ millions 1 Sales growth shown on an organic basis. See appendix for non-GAAP definitions and reconciliations. Q4 2022 Q4 2021 YOY Sales $1,627 $1,342 +22%1 Adjusted EBITDA $186 $129 +44% % of sales 11.4% 9.6% +180 bps FY 2022 FY 2021 YOY Sales $6,195 $4,881 +27%1 Adjusted EBITDA $677 $428 +58% % of sales 10.9% 8.8% +210 bps

15 June 2020 November 2022 February 2023 Expanding pipeline of cross-sell opportunities Increasing Cross-Sell Target to $1.6 Billion Successful cross-selling initiatives driving market outperformance Cumulative Cross-Sell Synergies $1.4 billion $966 million Realized through prior quarter-end Cross-sell target (through 2023) Strong customer relationships and global supplier partnerships Minimal overlap between legacy Wesco and Anixter customers Highly complementary products and services Salesforce training and incentives in place Capturing cross-sell opportunities within and across all three SBUs Growth opportunity is further amplified by attractive secular growth trends $1.6 billion $1.2 billion $170 million June 20201 ove ber 2022 February 2023 1 At Anixter acquisition close on June 22, 2020

16 Cost Synergy Realization Continues Tracking well toward 2023 cost synergy target of $315 million 202 1 (to date) To be realizedRealized Supply Chain $115 million G&A $95 million Corporate Overhead $45 million Field Operations $60 million To be realizedRealized $ millions Cumulative Realized Synergies By Type $14 $34 $63$25 $44 $66$50 $68$60 $73 2020 2021 2022 2023 $315 $188 $39 Q3 Q4 Q1 Q2 Q3 Q4 Cumulative Realized Synergies Q1 Q2 Q3 Q4 $270

17 Free Cash Flow Effectively managing working capital to ensure execution in a high-growth, supply-constrained environment $ millions See appendix for non-GAAP definitions and reconciliations. $231 $399 $41 $47 $69 $73 $(62) Adjusted Net Income D&A, Variable Comp and Other Accounts Receivable Inventory Accounts Payable Capex / IT Spend Free Cash Flow Adjusted Net Income D&A, Variable Comp and Other Accounts Receivable Inventory Accounts Payable Capex / IT Spend Free Cash Flow $919 $(22) $179 $(691) $(817) $553 $(165) FY 2022Q4 2022 Record Quarterly Free Cash Flow $190 million improvement in working capital in Q4

18 5.7x 5.3x 5.3x 4.9x 4.5x 4.1x 3.9x 3.6x 3.4x 3.2x 2.9x Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Net Debt / TTM Adjusted EBITDA Leverage Back within Target Range Well Ahead of Schedule Strong deleveraging momentum continued in Q4; Now well within target range Acquisition closed June 2020 See appendix for non-GAAP definitions and reconciliations. • Pace of deleveraging significantly faster than originally expected • Leverage improved 0.3x in Q4 including $217 million acquisition of Rahi Systems − Reduced net debt sequentially by $142 million • Leverage below 3.0x and approaching midpoint of target range 2.8x Reduction Since June 2020 3.5x target range 2.0x

a • Leading Portfolio of Products, Services, and Solutions • Leading Positions in All SBUs • Global Footprint and Capabilities • Digital Investments Unlocking the Value of Our Big Data • Accelerating Consolidation Across the Value Chain Electrification Automation and IoT Green Energy and Grid Modernization 24/7 Connectivity and Security DigitalizationSupply Chain Consolidation and Relocation to North America Attractive Long-Term Growth Drivers + Wesco’s Uniquely Strong Position Increasing Public Sector Investment U.S. Infrastructure Bills Public-Private Partnerships for Smart Cities Rural Digital Opportunity Fund (RDOF) Canada Broadband Investments Secular Growth Trends + 19 Wesco is uniquely positioned for sustainable long-term growth

2023 Outlook

		2023 Outlook
Sales	Market growth (including price) Plus: share gain/cross-sell	4% - 6% 1% - 2%
	Total organic sales	**5% - 8%**
	Rahi acquisition Less: differences of foreign exchange rates Less: impact of one fewer workday in 2023	~2% ~(1)% (0.5)%
	Reported sales	**6% - 9%**
Adjusted EBITDA	**Adjusted EBITDA margin** *Implied midpoint of range*	**8.1% - 8.4%** *~$1.9 billion*
Adjusted EPS	**Adjusted diluted EPS**	**$16.80 - $18.30**
Cash	**Free cash flow**	**$600 - $800 million**

Outlook Notes

- Growth from price reflects carry-over pricing from 2022; no additional pricing benefit assumed in 2023
- After the impact of revenue transfers, acquisitions, workday adjustments and foreign exchange impacts, reported sales growth for EES is expected to be mid-single digit while CSS and UBS are expected to be high single digit.
- Rahi Systems acquisition closed on 11/1/22
- Outlook does not reflect the effect of potential tax law changes or future refinancing activity
- Free cash flow reflects continued inventory investment until global supply chain is fully recovered

See appendix for non-GAAP definitions.

wesco

20

21 Summary Differentiated capabilities and execution drive strong outlook and superior results • Record results in 2022 show the growing power of the Wesco and Anixter combination – Record sales and profitability in all three business units – Record gross margin, operating profit, adjusted EBITDA, adjusted EBITDA margin and adjusted diluted EPS • Delivered record 8.1% adjusted EBITDA margin in the year with margin expansion of 160 bps over prior year on value-based pricing execution, accelerated cross-sell, and continued cost synergies • Expanded share through sales execution and cross-selling, and again increased cross-sell synergy target • Strong cash flow generation in fourth quarter, leverage reduced below 3.0x and down 2.8x since merger close in June 2020 • Making excellent progress on our IT/Digital roadmap • Exceptionally well positioned to benefit from secular growth trends • Capital allocation drives additional value creation in 2023

APPENDIX

Underlying Assumptions 23 FY 2023 Depreciation and Amortization ~$170–180 million Interest Expense ~$330–370 million Capital Expenditures ~$100 million Share Count ~52-53 million Effective Tax Rate ~27%

2023 Segment Account Transfers 24 Q1 2022 Q2 2022 Q3 2022 Q4 2022 FY 2022 EES Sales (45) (55) (46) (52) (198) CSS Sales 37 48 37 45 168 UBS Sales 8 7 9 7 30 $ millions Beginning in 2023, the primary sales management responsibility for certain accounts will transfer from EES to CSS and UBS. The 2022 sales amounts by quarter are shown in the table above.

25 Glossary Abbreviations 1H: First half of fiscal year MSD: Mid-single digit 2H: Second half of fiscal year PF: Pro Forma A/V: Audio/visual PY: Prior Year COGS: Cost of goods sold OEM: Original equipment manufacturer CIG: Commercial, Institutional and Government OPEX: Operating expenses CSS: Communications & Security Solutions (strategic business unit) ROW: Rest of world EES: Electrical & Electronic Solutions (strategic business unit) RTW: Return to Workplace ETR: Effective tax rate SBU: Strategic Business Unit FTTx: Fiber-to-the-x (last mile fiber optic network connections)   Seq: Sequential HSD: High-single digit TTM: Trailing twelve months LSD: Low-single digit UBS: Utility & Broadband Solutions (strategic business unit) MRO: Maintenance, repair and operating WD: Workday MTDC: Multi-tenant data center YOY: Year-over-year Definitions Executed synergies: Initiatives fully implemented – actions taken to generate savings Realized synergies: Savings that impact financial results versus pro forma 2019 One-time operating expenses: Operating expenses that are in or will be realized in the P&L (including cash and non-cash) Leverage: Debt, net of cash, divided by trailing-twelve-month adjusted EBITDA

26 Workdays Q1 Q2 Q3 Q4 FY 2020 64 64 64 61 253 2021 62 64 64 62 252 2022 63 64 64 62 253 2023 63 64 63 62 252

27 Non–GAAP Measure Definitions Organic sales growth is a non-GAAP financial measure of sales performance. Organic sales growth is calculated by deducting the percentage impact from acquisitions and divestitures for one year following the respective transaction, foreign exchange rates and number of workdays from the reported percentage change in consolidated net sales. Gross profit is a financial measure commonly used in the distribution industry. Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before foreign exchange and other non- operating expenses (income), non-cash stock-based compensation expense, merger-related and integration costs, and net gain on the divestiture of Wesco's legacy utility and data communications businesses in Canada. Adjusted EBITDA margin % is calculated by dividing Adjusted EBITDA by net sales. Free cash flow is a non-GAAP financial measure of liquidity. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. Financial leverage is a non-GAAP measure of the use of debt. Financial leverage ratio is calculated by dividing total debt, excluding debt discount, debt issuance costs and fair value adjustments, net of cash, by adjusted EBITDA. EBITDA is defined as the trailing twelve months earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the trailing twelve months EBITDA before foreign exchange and other non-operating expenses (income), non-cash stock-based compensation expense, merger-related and integration costs, and net gain on the divestiture of Wesco's legacy utility and data communications businesses in Canada.

Organic Sales Growth by Segment

$ thousands

Organic Sales Growth by Segment - QTD:

	Three Months Ended		Growth/(Decline)				
	December 31, 2022	December 31, 2021	Reported	Acquisition Impact	Foreign Exchange Impact	Workday Impact	Organic Growth
EES	$ 2,168,448	$ 1,994,954	8.7%	—%	(2.6)%	—%	11.3%
CSS	1,762,837	1,514,813	16.4%	7.4%	(2.7)%	—%	11.7%
UBS	1,627,209	1,342,152	21.2%	—%	(1.0)%	—%	22.2%
Total net sales	**$ 5,558,494**	**$ 4,851,919**	**14.6%**	**2.3%**	**(2.1)%**	**—%**	**14.4 %**

Organic Sales Growth by Segment - YTD:

	Twelve Months Ended		Growth/(Decline)				
	December 31, 2022	December 31, 2022	Reported	Acquisition / Divestiture Impact	Foreign Exchange Impact	Workday Impact	Organic Growth
EES	$ 8,823,331	$ 7,621,263	15.8%	(0.1)%	(1.8)%	0.4%	17.3%
CSS	6,401,468	5,715,238	12.0%	2.0%	(1.9)%	0.4%	11.5%
UBS	6,195,317	4,881,011	26.9%	(0.1)%	(0.6)%	0.4%	27.2%
Total net sales	**$ 21,420,116**	**$ 18,217,512**	**17.6%**	**0.5%**	**(1.5)%**	**0.4%**	**18.2%**

Organic Sales Growth by Segment - Sequential:

	Three Months Ended		Growth/(Decline)				
	December 31, 2022	September 30, 2022	Reported	Acquisition Impact	Foreign Exchange Impact	Workday Impact	Organic Growth
EES	$ 2,168,448	$ 2,234,771	(3.0)%	— %	(0.9)%	(3.1)%	1.0%
CSS	1,762,837	1,602,459	10.0%	7.0 %	(0.6)%	(3.1)%	6.7%
UBS	1,627,209	1,608,686	1.2%	— %	(0.3)%	(3.1)%	4.6%
Total net sales	**$ 5,558,494**	**$ 5,445,916**	2.1%	**2.1 %**	**(0.6)%**	**(3.1)%**	**3.7%**

wesco

28

29 Gross Profit and Free Cash Flow $ thousands Three Months Ended Twelve Months Ended Gross Profit: December 31, 2022 December 31, 2021 September 30, 2022 December 31, 2022 December 31, 2021 Net sales $ 5,558,494 $ 4,851,919 $5,445,916 $ 21,420,116 $ 18,217,512 Cost of goods sold (excluding depreciation and amortization) 4,340,233 3,844,038 4,241,401 16,758,794 14,425,444 Gross profit $ 1,218,261 $ 1,007,881 $1,204,515 $ 4,661,322 $ 3,792,068 Gross margin 21.9% 20.8% 22.1% 21.8% 20.8 % Three Months Ended Twelve Months Ended Free Cash Flow: December 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Cash flow (used in) provided by operations $ 421,659 $ (105,532) $ 11,038 $ 67,138 Less: Capital expenditures (40,046) (29,576) (99,412) (54,746) Add: Merger-related and integration cash costs 17,060 19,439 66,520 81,115 Free cash flow $ 398,673 $ (115,669) $ (21,854) $ 93,507 Percentage of adjusted net income 172.7% (64.1)% (2.4)% 16.2%

Adjusted EBITDA – Fourth Quarter

$ thousands

EBITDA and Adjusted EBITDA by Segment:	Three Months Ended December 31, 2022 EES	CSS	UBS	Corporate	Total
Net income attributable to common stockholders	$ 185,736	$ 153,912	$ 176,359	$ (311,439)	$ 204,568
Net (loss) income attributable to noncontrolling interests	(403)	—	—	615	212
Preferred stock dividends	—	—	—	14,352	14,352
Provision for income taxes	—	—	—	71,351	71,351
Interest expense, net	—	—	—	87,265	87,265
Depreciation and amortization	9,803	16,531	5,936	11,175	43,445
EBITDA	**$ 195,136**	**$ 170,443**	**$ 182,295**	**$ (126,681)**	**$ 421,193**
Other (income) expense, net	624	(2,008)	2,444	2,947	4,007
Stock-based compensation expense(1)	1,876	1,113	864	6,806	10,659
Merger-related and integration costs	—	—	—	15,246	15,246
Adjusted EBITDA	**$ 197,636**	**$ 169,548**	**$ 185,603**	**$ (101,682)**	**$ 451,105**
Adjusted EBITDA margin %	**9.1%**	**9.6%**	**11.4%**		**8.1%**

EBITDA and Adjusted EBITDA by Segment:	Three Months Ended December 31, 2021 EES	CSS	UBS	Corporate	Total
Net income attributable to common stockholders	$ 133,400	$ 101,494	$ 122,847	$ (204,681)	$ 153,060
Net income attributable to noncontrolling interests	140	—	—	215	355
Preferred stock dividends	—	—	—	14,352	14,352
Provision for income taxes	—	—	—	31,309	31,309
Interest expense, net	—	—	—	60,390	60,390
Depreciation and amortization	15,814	22,613	5,902	9,580	53,909
EBITDA	**$ 149,354**	**$ 124,107**	**$ 128,749**	**$ (88,835)**	**$ 313,375**
Other (income) expense, net(2)	(543)	403	(2)	(39,041)	(39,183)
Stock-based compensation expense(1)	1,756	788	591	3,608	6,743
Merger-related and integration costs	—	—	—	38,692	38,692
Adjusted EBITDA	**$ 150,567**	**$ 125,298**	**$ 129,338**	**$ (85,576)**	**$ 319,627**
Adjusted EBITDA margin %	**7.5%**	**8.3%**	**9.6%**		**6.6%**

(1) Stock-based compensation expense in the calculation of adjusted EBITDA for the three-month periods ended December 31, 2021 and December 31, 2022 exclude $1.3 million as such amount is included in merger-related and integration costs.

(2) Corporate other non-operating income in the calculation of adjusted EBITDA for the three months ended December 31, 2021 includes a $36.6 million curtailment gain resulting from the remeasurement of the Company's pension obligations in the U.S. and Canada due to amending certain terms of such defined benefit plans.

wesco

30

Adjusted EBITDA – Fiscal Year

$ thousands

EBITDA and Adjusted EBITDA by Segment:	Year Ended December 31, 2022				
	EES	CSS	UBS	Corporate	Total
Net income attributable to common stockholders	$ 801,283	$ 526,985	$ 648,478	$(1,173,683)	$ 803,063
Net income attributable to noncontrolling interests	158	—	—	1,493	1,651
Preferred stock dividends	—	—	—	57,408	57,408
Provision for income taxes	—	—	—	274,529	274,529
Interest expense, net	—	—	—	294,420	294,420
Depreciation and amortization	42,621	68,448	23,251	44,694	179,014
EBITDA	**$ 844,062**	**$ 595,433**	**$ 671,729**	**$ (501,139)**	**$ 1,610,085**
Other (income) expense, net	(2,022)	(1,292)	1,992	8,336	7,014
Stock-based compensation expense[(1)]	9,226	4,859	3,534	23,418	41,037
Merger-related and integration costs	—	—	—	67,446	67,446
Adjusted EBITDA	**$ 851,266**	**$ 599,000**	**$ 677,255**	**$ (401,939)**	**$ 1,725,582**
Adjusted EBITDA margin %	**9.6 %**	**9.4 %**	**10.9 %**		**8.1 %**

EBITDA and Adjusted EBITDA by Segment:	Year Ended December 31, 2021				
	EES	CSS	UBS	Corporate	Total
Net income attributable to common stockholders	$ 543,633	$ 394,031	$ 412,698	$ (942,388)	$ 407,974
Net income attributable to noncontrolling interests	298	—	—	722	1,020
Preferred stock dividends	—	—	—	57,408	57,408
Provision for income taxes	—	—	—	115,510	115,510
Interest expense, net	—	—	—	268,073	268,073
Depreciation and amortization	55,998	82,870	22,447	37,239	198,554
EBITDA	**$ 599,929**	**$ 476,901**	**$ 435,145**	**$ (463,436)**	**$ 1,048,539**
Other (income) expense, net[(2)]	(1,872)	1,312	42	(47,594)	(48,112)
Stock-based compensation expense[(1)]	6,404	2,607	2,107	14,581	25,699
Merger-related and integration costs	—	—	—	158,484	158,484
Net gain on divestitures	—	—	(8,927)	—	(8,927)
Adjusted EBITDA	**$ 604,461**	**$ 480,820**	**$ 428,367**	**$ (337,965)**	**$ 1,175,683**
Adjusted EBITDA margin %	**7.9 %**	**8.4 %**	**8.8 %**		**6.5 %**

(1) Stock-based compensation expense in the calculation of adjusted EBITDA for the years ended December 31, 2021 and December 31, 2022 exclude $5.4 million and $5.1 million, respectively, as such amount is included in merger-related and integration costs.

(2) Corporate other non-operating income in the calculation of adjusted EBITDA for the year ended December 31, 2021 includes a $36.6 million curtailment gain resulting from the remeasurement of the Company's pension obligations in the U.S. and Canada due to amending certain terms of such defined benefit plans.

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Adjusted EPS

$ thousands	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Adjusted Income from Operations:				
Income from Operations	$ 381,755	$ 220,283	$ 1,438,085	$ 801,873
Merger-related and integration costs	15,246	38,692	67,446	158,484
Accelerated trademark amortization	390	11,825	9,774	32,021
Net gain on divestitures	—	—	—	(8,927)
Adjusted income from operations	**$ 397,391**	**$ 270,800**	**$ 1,515,305**	**$ 983,451**
Adjusted Provision for Income Taxes:				
Provision for income taxes	$ 71,351	$ 31,309	$ 274,529	$ 115,510
Income tax effect of adjustments to income from operations[(1)]	3,870	1,280	20,165	33,672
Adjusted provision for income taxes	**$ 75,221**	**$ 32,589**	**$ 294,694**	**$ 149,182**
Adjusted Earnings per Diluted Share:				
Adjusted income from operations	$ 397,391	$ 207,800	$ 1,515,305	$ 983,451
Interest expense, net	87,265	60,390	294,420	268,073
Adjusted other expense (income), net	4,007	(2,603)	7,014	(11,532)
Adjusted income before income taxes	306,119	213,013	1,213,871	726,910
Adjusted provision for income taxes	75,221	32,589	294,694	149,182
Adjusted net income	230,898	180,424	919,177	577,728
Net income attributable to noncontrolling interests	212	355	1,651	1,020
Adjusted net income attributable to WESCO International, Inc.	230,686	180,069	917,526	576,708
Preferred stock dividends	14,352	14,352	57,408	57,408
Adjusted net income attributable to common stockholders	$ 216,334	$ 165,717	$ 860,118	$ 519,300
Diluted shares	52,404	52,269	52,395	52,030
Adjusted earnings per diluted share	**$ 4.13**	**$ 3.17**	**$ 16.42**	**$ 9.98**

(1) The adjustments to income from operations have been tax effected at rates of 24.8% and 26.1% for the three and twelve months ended December 31, 2022, respectively, and 20.3% and 23.5% for the three and twelve months ended December 31, 2021, respectively. The adjustment to other non-operating income for the three and twelve months ended December 31, 2021 has been tax effected at a rate of 24.6%.

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Capital Structure and Leverage 33 $ thousands Twelve Months Ended Financial Leverage: December 31, 2022 December 31, 2021 Net income attributable to common stockholders $ 803,063 $ 407,974 Net income attributable to noncontrolling interests 1,651 1,020 Preferred stock dividends 57,408 57,408 Provision for income taxes 274,529 115,510 Interest expense, net 294,420 268,073 Depreciation and amortization 179,014 198,554 EBITDA $ 1,610,085 $ 1,048,539 Other expense (income), net(1) 7,014 (48,112) Stock-based compensation expense 41,037 25,699 Merger-related and integration costs 67,446 158,484 Net gain on divestitures — (8,927) Adjusted EBITDA $ 1,725,582 $ 1,175,683 December 31, 2022 December 31, 2021 Short-term debt and current portion of long-term debt, net $ 70,471 $ 9,528 Long-term debt, net 5,345,973 4,701,542 Debt discount and debt issuance costs(2) 57,943 70,572 Fair value adjustments to Anixter Senior Notes due 2023 and 2025(2) (264) (957) Total debt 5,474,123 4,780,685 Less: cash and cash equivalents 527,348 212,583 Total debt, net of cash $ 4,946,775 $ 4,568,102 Financial leverage ratio 2.9 3.9 (1) Other non-operating income for the year ended December 31, 2021 includes a $36.6 million curtailment gain resulting from the remeasurement of the Company's pension obligations in the U.S. and Canada due to amending certain terms of such defined benefit plans. (2) Debt is presented in the condensed consolidated balance sheets net of debt discount and debt issuance costs, and includes adjustments to record the long-term debt assumed in the merger with Anixter at its acquisition date fair value.